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NEWS RELEASE
For Immediate Release

Media Contact                            Investor Contact
Amanda Covington                        Michael Pici
(801) 447-3035                            (801) 447-3168
media.relations@vistaoutdoor.com                    investor.relations@vistaoutdoor.com

Vista Outdoor Announces Expected Non-Cash Intangible Asset Impairment Charge

Farmington, Utah, January 11, 2017 - Vista Outdoor Inc. (“Vista Outdoor” or the “Company”) (NYSE: VSTO), announced today that it expects to record a material, non-cash intangible asset impairment charge in its Hunting and Shooting Accessories reporting unit (archery/hunting accessories, golf, optics, shooting accessories, and tactical products) in the third quarter of its Fiscal Year 2017 (FY17). The Company does not expect the impairment charge to have any impact on future operations, affect its liquidity, affect cash flows from operating activities, or affect compliance with the financial covenants set forth in its debt instruments.
In accordance with Accounting Standards Codification (ASC) 350 “Intangibles Goodwill and Other," the Company is required to test its goodwill and other indefinite-lived intangible assets for impairment annually or when a triggering event has occurred that would indicate that it is more likely than not that the fair value of the reporting unit is less than the book value, including goodwill and intangibles. In Vista Outdoor’s assessment, a triggering event for the Company’s Outdoor Products segment occurred during the third quarter of FY17 due to an acceleration of the trends seen during the first and second quarters, which included a softening retail environment and increased promotional activity. These factors required the Company to begin the impairment assessment for that segment’s reporting units at that time, rather than waiting for the normal process that would ordinarily be completed in conjunction with the preparation of the Company’s FY17 annual financial statements. Vista Outdoor’s Shooting Sports segment will be tested during the normal process and management is confident there will not be an impairment in the segment’s Ammunition and Firearms reporting units.
Based on the initial assessment conducted using a measurement date of November 28, 2016, there was no indication of any impairment of Vista Outdoor’s intangible assets associated with either the Company’s Outdoor Recreation (camping, hydration, and watersports) or Sports Protection (cycling and winter sports accessories) reporting units; however, the assessment did indicate that the above mentioned impairment may have occurred in the Company’s Hunting and Shooting Accessories reporting unit. While the analysis to finalize the actual amount of the impairment charge has not yet been completed, Vista Outdoor believes that there is sufficient evidence for the Company to conclude that this impairment occurred.
During the Company’s FY17 second quarter earnings call and its subsequent 2016 Investor Day, Vista Outdoor disclosed it has experienced both revenue and gross margin declines that were driven by a variety of factors. These factors include a challenging retail environment that resulted in a deeper discounting of its accessories products, as well as a shift in the consumers’ share of wallet from hunting and shooting accessories products to certain firearms platforms outside the Company’s firearms offerings. These sales and gross margin trends accelerated during the Company’s recently completed third quarter to the point where this impairment charge is necessary to comply with accounting standards. Although Vista Outdoor is in the process of finalizing the actual amount of the impairment, the Company’s preliminary analysis indicates the impairment charge will be in the range of $400 million to $450 million. The Company expects that the analysis supporting the impairment will be completed in time to allow for its recording in the third quarter of FY17.
“We believe this non-cash impairment charge is a result of challenging market conditions, which worsened as the third quarter progressed, and required discounting of product for Vista Outdoor to remain competitive,” said Vista Outdoor Chief Financial Officer Stephen Nolan. “We still expect long-term growth in all of our reporting units, including Hunting and Shooting Accessories. We remain committed to, and confident in, our growth strategy and we are optimistic about our businesses and our future opportunities.”

Due to the ongoing analysis, management will be unable to provide further details on the impairment charge, the impact of current market conditions on business performance, and annual guidance until the Company’s regularly scheduled third quarter earnings call on February 9, 2017.

About Vista Outdoor Inc.
Vista Outdoor is a leading global designer, manufacturer and marketer of consumer products in the growing outdoor sports and recreation markets. The company operates in two segments, Outdoor Products and Shooting Sports, and has a portfolio of well-recognized brands that provides consumers with a wide range of performance-driven, high-quality and innovative products for individual outdoor recreational pursuits. Vista Outdoor products are sold at leading retailers and distributors across North America and worldwide. Vista Outdoor is headquartered in Farmington, Utah and has manufacturing operations and facilities in 13 U.S. States, Canada, Mexico and Puerto Rico along with international sales and sourcing operations in Asia, Australia, Canada, Europe and New Zealand. For news and information visit www.vistaoutdoor.com or follow us on Twitter @VistaOutdoorInc and Facebook at www.facebook.com/vistaoutdoor.

Forward-Looking Statements
Certain statements in this press release and other oral and written statements made by Vista Outdoor from time to time are forward-looking statements, including those that discuss, among other things: the expected impairment charge, Vista Outdoor's plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words 'believe', 'expect', 'anticipate', 'intend', 'aim', 'should' and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from the expectations described in such forward-looking statements, including the preliminary nature of the estimated charge, the completion of Vista Outdoor’s closing procedures, final adjustments and other developments or information arising before Vista Outdoor’s financial and operating results for the reporting period are finalized. Other factors that could cause actual results to differ materially from expectations include: general economic and business conditions in the U.S. and Vista Outdoor's other markets, including conditions affecting employment levels, consumer confidence and spending, and other economic conditions affecting demand for our products and the financial health of our customers; Vista Outdoor's ability to attract and retain key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor's ability to obtain acceptable third party licenses; Vista Outdoor's ability to adapt its products to changes in technology, the marketplace and customer preferences; Vista Outdoor's ability to maintain and enhance brand recognition and reputation; reductions, unexpected changes in or our inability to accurately forecast demand for ammunition, firearms or accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor's sales to significant customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor's operating costs; Vista Outdoor's competitive environment; risks associated with compliance and diversification into international and commercial markets; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws, rules and regulations relating to Vista Outdoor's business, such as federal and state firearms and ammunition regulations; Vista Outdoor's ability to execute its long-term growth strategy, including our ability to complete and realize expected benefits from acquisitions and integrate acquired businesses; Vista Outdoor's ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. Vista Outdoor undertakes no obligation to update any forward-looking statements. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor's filings with the Securities and Exchange Commission. Vista Outdoor undertakes no obligation to update any forward-looking statements. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor's filings with the Securities and Exchange Commission.
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